Bonds.com 8-K

Exhibit 10.5

THE OFFER AND SALE OF THIS COMMON Stock PURCHASE WARRANT AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE.  THIS COMMON Stock PURCHASE WARRANT AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

BONDS.COM GROUP, INC.

COMMON STOCK PURCHASE WARRANT

Date of Issuance: March 6, 2013

THIS IS TO CERTIFY that BR TRUST, and its transferees, successors and assigns (the “Holder”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from BONDS.COM GROUP, INC., a Delaware corporation (the “Company”), at the Exercise Price, as such price may be adjusted as provided herein, at any time on or after the date hereof (the “Commencement Date”) and expiring on the date that is four (4) years after the Commencement Date (the “Expiration Date”), the Aggregate Number of shares of fully paid and nonassessable Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”) (as such number may be adjusted as provided herein).

Capitalized terms used herein shall have the meanings ascribed to such terms in Section 10 hereof unless otherwise defined herein.

SECTION 1.                The Warrant; Transfer and Exchange.

(a)                The Warrant.   This Warrant and the rights and privileges of the Holder hereunder may be exercised by the Holder in whole or in part as provided herein, and, as more fully set forth in Section 1(b) and 8 hereof, may be transferred (subject to applicable securities laws and regulations) by the Holder to any other Person or Persons at any time or from time to time, in whole or in part.

(b)               Transfer and Exchanges.  The Company shall initially record this Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 8 hereof, from time to time thereafter shall reflect the transfer of this Warrant on such register when surrendered for transfer in accordance with the terms hereof and properly endorsed, accompanied by appropriate instructions, and further accompanied by payment in cash or by check, bank draft or money order payable to the order of the Company, in United States currency, of an amount equal to any stamp or other tax or governmental charge or fee required to be paid in connection with the transfer thereof.  Upon any such transfer, a new warrant or warrants shall be issued to the transferee and the Holder (in the event this Warrant is only partially transferred) and the surrendered warrant shall be canceled.  Each such transferee shall succeed to all of the rights of the Holder with respect to the Warrant being so transferred; provided, however, that, in the event this Warrant is partially transferred, the Holder and such transferee shall hold rights in respect of this Warrant in proportion to their respective interests in this Warrant.  This Warrant may be exchanged at the option of the Holder, when surrendered at the Principal Office, for another warrant or other warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

1

(c)                Registration Rights. The Holder shall have the registration rights set forth on Exhibit B.

SECTION 2.                Exercise.

(a)                Right to Exercise.  At any time after the Commencement Date and on or before the Expiration Date, the Holder, in accordance with the terms hereof, may exercise this Warrant, in whole at any time or in part from time to time, by delivering this Warrant to the Company during normal business hours on any Business Day at the Principal Office, together with the Election to Purchase, in the form attached hereto as Exhibit A and made a part hereof (the “Election to Purchase”), duly executed, and payment of the Exercise Price per share for the number of shares to be purchased (the “Exercise Amount”), as specified in the Election to Purchase.  If the Expiration Date is not a Business Day, then this Warrant may be exercised on the next succeeding Business Day.

(b)               Payment of Exercise Price.  Payment of the Exercise Price shall be made to the Company by either of the following means (or any combination of such means): (i) in cash or other immediately available funds, payable by certified wire transfer to an account designated by the Company or (ii) as provided in Section 2(c).  The amount of the Exercise Price to be paid shall equal the product of (A) the Exercise Amount multiplied by (B) the Exercise Price per share.

(c)                Cashless Exercise.  The Holder shall have the right to pay all or a portion of the Exercise Price by making a “Cashless Exercise” pursuant to this Section 2(c), in which case the portion of the Exercise Price to be so paid shall be paid by reducing the number of shares of Common Stock otherwise issuable pursuant to the Election to Purchase (the “Exercise Shares”) by an amount (the “Cashless Exercise Shares”) equal to (i) the Exercise Price multiplied by the Exercise Shares and divided by (ii) the Fair Market Value Per Share of the Common Stock determined as of the Business Day immediately preceding the date of such exercise of this Warrant.  The number of shares of Common Stock to be issued to the Holder as a result of a Cashless Exercise will therefore be equal to the Exercise Shares minus the Cashless Exercise Shares.

(d)               Issuance of Shares of Common Stock.  Upon receipt by the Company of this Warrant at the Principal Office in proper form for exercise, and accompanied by payment of the Exercise Price as aforesaid, the Company shall immediately cause the shares of Common Stock to be registered in the name of the Holder in the Register of Stockholders of the Company and the Holder shall then be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered.  Upon such surrender of this Warrant and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Holder (and in such name or names as the Holder may designate) a certificate or certificates for a number of shares of Common Stock equal to the Exercise Amount, subject to any reduction as provided in Section 2(c) for a Cashless Exercise.

2

(e)                Fractional Shares.  The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of this Warrant.  If any fraction of a share of Common Stock would be deliverable upon an exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Holder in an amount equal to the same fraction of the Fair Market Value Per Share of the Common Stock determined as of the Business Day immediately preceding the date of exercise of this Warrant.

(f)                Partial Exercise.  In the event of a partial exercise of this Warrant, the Company shall issue to the Holder a Warrant in like form for the unexercised portion thereof.

SECTION 3.                Payment of Taxes.

The Company shall pay all stamp taxes attributable to the issuance of shares or other securities issuable upon the exercise of this Warrant or issuable pursuant to Section 6 hereof.

SECTION 4.                Replacement Warrant.

In case this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company (provided, that if the Holder is a financial institution or other institutional investor, its personal undertaking to provide an indemnity is hereby deemed to be reasonably satisfactory to the Company).

SECTION 5.                Reservation of Capital Stock and Other Covenants.

(a)                Reservation of Authorized Capital Stock.  The Company shall at all times ensure that it has sufficient authorized and unissued capital, free of preemptive rights, to enable the Company at any time to fulfill all of its obligations hereunder upon the exercise of this Warrant.

(b)               Affirmative Actions to Permit Exercise and Realization of Benefits.  If any shares of Common Stock to be issued upon the exercise of this Warrant, or any shares or other securities to be issued pursuant to Section 6 hereof, require registration with or approval of any Governmental Authority under any federal or state law (other than securities laws) before such shares or other securities may be validly delivered upon exercise of this Warrant or other securities that may be purchased hereunder, then the Company covenants that it will, at its sole expense, and as promptly as practicable, secure such registration or approval, as the case may be.

(c)                Validly Issued Shares.  The Company covenants that all shares of Common Stock delivered upon exercise of this Warrant, assuming full payment of the Exercise Price, shall, upon delivery by the Company, be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever other than such security interests, encumbrances and claims granted by the Holder.

3

SECTION 6.                Adjustments.

Under certain conditions, the Aggregate Number is subject to adjustment as set forth in this Section 6.

(a)                Adjustments to Aggregate Number.  The Aggregate Number, after taking into consideration any prior adjustments pursuant to this Section 6, shall be subject to adjustment from time to time as follows and, thereafter, as adjusted, shall be deemed to be the Aggregate Number hereunder.

(i)                 Stock Dividends; Subdivisions, Combinations and Reclassifications.  In case at any time or from time to time the Company shall:

(A)              issue to the holders of the Common Stock a dividend payable in, or other distribution of, Common Stock (a “Stock Dividend”),

(B)              subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, including, without limitation, by means of a stock split (a “Stock Subdivision”),

(C)              combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock (a “Stock Combination”), or

(D)              issue any shares of its capital stock in a reclassification of the Common Stock (a “Stock Reclassification”),

then the number of shares of Common Stock purchasable upon exercise of this Warrant, if any, immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or have been entitled to receive had this Warrant been exercised in advance thereof.

(ii)               Miscellaneous.  The following provisions shall be applicable to the making of adjustments of the Aggregate Number provided above in this Section 6(a):

(A)             The adjustments required by the preceding paragraphs of this Section 6(a) shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Aggregate Number that would otherwise be required shall be made (except in the case of a Stock Subdivision, Stock Combination or Stock Reclassification as provided for in Section 6(a)(i) hereof) unless and until such adjustment either by itself or with other adjustments not previously made adds or subtracts at least one one-hundredth of one share to or from the Aggregate Number immediately prior to the making of such adjustment.  Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 6(a) and not previously made, would result in a minimum adjustment.  For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

4

(B)              In computing adjustments under this Section 6(a), fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

(C)              If the Company shall take a record of the holders of the Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(b)               Adjustment to Exercise Price.

(i)                 Upon any adjustment to the Aggregate Number or of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder pursuant to Section 6(a)(i), the Holder shall thereafter be entitled to purchase such Aggregate Number of shares of Common Stock or other securities resulting from such adjustment at an Exercise Price per share of Common Stock or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the Aggregate Number prior to such adjustment and dividing by the Aggregate Number immediately following such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(ii)               In case at any time or from time to time the Company shall pay a dividend or make a distribution in cash, securities or other assets to the holders of Common Stock, other than (x) as described in Sections 6(a)(i)(A) and 6(a)(i)(D) above or (y) regular quarterly or other periodic dividends (any such non-excluded event being referred to as an “Extraordinary Dividend”), then the Exercise Price shall be decreased by the amount of cash and/or the fair market value (as determined by the Board of Directors of the Company, in good faith) of any securities or other assets paid on each share of Common Stock in respect of such Extraordinary Dividend. An adjustment made pursuant to this Section 6(b)(ii) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(c)                Changes in Common Stock.  In case at any time the Company shall initiate any transaction or be a party to any transaction (including, without limitation, a merger, consolidation, share exchange, sale, lease or other disposition of all or substantially all of the Company’s assets, liquidation, recapitalization or reclassification of the Common Stock) in connection with which the previous outstanding Common Stock shall be changed into or exchanged for different securities of the Company or capital stock or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a “Transaction”), then, as a condition of the consummation of the Transaction, lawful, enforceable and adequate provision shall be made so that the Holder shall be entitled to elect, by written notice to the Company, to receive (i) in exchange for the surrender of this Warrant to the Company and the

5

same Exercise Price (rather than the exercise thereof), the securities or other property (including cash) to which such Holder would have been entitled upon consummation of the Transaction if such Holder had exercised this Warrant and (if applicable) converted the shares of Common Stock issuable hereunder immediately prior thereto, (ii) a new warrant in form and substance similar to, and in exchange for, this Warrant to purchase all or a portion of such securities or other property (including cash) to which such Holder would have been entitled upon consummation of the Transaction if such Holder had exercised this Warrant and (if applicable) converted the shares of Common Stock issuable hereunder immediately prior thereto, for the same Exercise Price, or (iii) upon exercise of this Warrant at any time on or after the consummation of the Transaction but prior to the Expiration Date, in lieu of the Warrant Shares issuable upon such exercise prior to such consummation, the securities or other property (including cash) to which such Holder would have been entitled upon consummation of the Transaction if such Holder had exercised this Warrant and (if applicable) converted the shares of Common Stock issuable hereunder immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Section 6).  The Company will not effect any Transaction unless prior to the consummation thereof each corporation or other entity (other than the Company) which may be required to deliver any new warrant, securities or other property as provided herein shall assume by written instrument the obligation to deliver to such Holder such new warrant, securities or other property as in accordance with the foregoing provisions such Holder may be entitled to receive.  The foregoing provisions of this Section 6(c) shall similarly apply to successive Transactions.

(d)               Other Action Affecting Capital Stock.

(i)                 Other Action.  In case at any time or from time to time the Company shall take any action of the type contemplated in Section 6(a) or (c) hereof but not expressly provided for by such provisions, then, unless in the opinion of the Board of Directors such action will not have a material adverse effect upon the rights of the Holder (taking into consideration, if necessary, any prior actions which the Board of Directors deemed not to materially adversely affect the rights of the Holder), the Aggregate Number shall be adjusted in such manner and at such time as the Board of Directors may in good faith determine to be equitable in the circumstances.

(e)                Notices.

(i)                 Notice of Proposed Actions.  In case the Company shall propose (A) to pay any dividend payable in stock of any class to the holders of the Common Stock, (B) to effect any reclassification of the Common Stock, (C) to effect any recapitalization, stock subdivision, stock combination or other capital reorganization, (D) to effect the liquidation, dissolution or winding up of the Company, or (E) to effect any other action which would require an adjustment under this Section 6, then, in each such case, the Company shall give to the Holder written notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, stock subdivision, stock combination, distribution or rights, or the approximate date on which such reclassification, recapitalization, reorganization, consolidation, merger, share exchange, sale, lease, transfer, disposition, liquidation, dissolution, winding up or other transaction is expected to take place and the expected date of participation therein by the holders of Common Stock (as applicable), if any such date is to be fixed, or the date on which the transfer of Common Stock (as applicable) is expected to occur, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock (as applicable) and on the Aggregate Number after giving effect to any adjustment which will be required as a result of such action.  Such notice shall be so given in the case of any action covered by clause (A) above at least ten (10) Business Days prior to the record date for determining holders of the Common Stock (as applicable) for purposes of such action and, in the case of any other such action, at least ten (10) Business Days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock (as applicable).

6

(ii)               Adjustment Notice.  Whenever the Aggregate Number is to be adjusted pursuant to this Section 6, unless otherwise agreed by the Holder, the Company shall promptly (and in any event within ten (10) Business Days after the event requiring the adjustment) prepare a certificate signed by the Chief Financial Officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment is to be calculated.  The certificate shall set forth, if applicable, a description of the basis on which the Board of Directors in good faith determined, as applicable, the Fair Market Value Per Share or the fair market value of any evidences of indebtedness, shares of stock, other securities, warrants, other subscription or purchase rights, or other property or the equitable nature of any adjustment under Section 6(c) or (d) hereof, the new Aggregate Number and, if applicable, any new securities or property to which the Holder is entitled.  The Company shall promptly cause a copy of such certificate to be delivered to the Holder.  Any determination of fair market value shall be determined in good faith by the Board of Directors and be based upon an arm’s length sale of such indebtedness, shares of stock, other securities, warrants, other subscription or purchase rights or other property, such sale being between a willing buyer and a willing seller.   The Company shall keep at the Principal Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of this Warrant (in whole or in part) if so designated by the Holder.

(f)                December 2012 Reverse Stock Split. The Company is presently contemplating a 1 for 400 reverse stock split which was approved by the Company’s stockholders at its 2012 Annual Meeting of Stockholders on December 20, 2012 (the “December 2012 Reverse Stock Split”). The definitions of Aggregate Number and Exercise Price in this Warrant include the applicable adjustments in the event that the Company effects the December 2012 Reverse Stock Split after the date hereof, and no further adjustment under this Section 6 will be made to reflect the December 2012 Reverse Stock Split. For the avoidance of doubt, the Aggregate Number and the Exercise Price shall be subject to adjustment under this Section 6 for any Stock Dividend, Stock Subdivision, Stock Reclassification, or Stock Combination other than the December 2012 Reverse Stock Split.

SECTION 7.                No Impairment.

The Company will not, by amendment of its organizational documents or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary and deliberate action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including, without limitation, the adjustments required under Section 6 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Holder against other impairment.  Without limiting the generality of the foregoing and notwithstanding any other provision of this Warrant to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise and (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of this Warrant.

7

SECTION 8.                Transfers of this Warrant.

(a)                Generally.  Subject to the restrictions set forth in Section 1 and this Section 8, the Holder may at any time and from time to time freely transfer this Warrant and the Warrant Shares in whole or in part.

(b)               Compliance with Securities Laws.  The Holder agrees that this Warrant and the Warrant Shares may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of the Securities Act and such state securities laws.  In the event that the Holder transfers this Warrant or the Warrant Shares pursuant to an applicable exemption from registration, the Company may request, at the Holder’s expense, an opinion of counsel that the proposed transfer does not violate the Securities Act and applicable state securities laws.

(c)                Restrictive Securities Legend.  For so long as the Warrant Shares have not been registered under the Securities Act, the certificate representing the Warrant Shares shall bear the restrictive legend set forth below:

“The offer and sale of the shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any State and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such Act and applicable State securities laws or pursuant to an applicable exemption from the registration requirements of such Act and such laws.”

SECTION 9.                Events of Non-Compliance and Remedies.

(a)                Events of Non-Compliance.  If the Company fails to keep and fully and promptly perform and observe in any material respect any of the terms, covenants or representations contained or referenced herein within thirty (30) days from the earlier to occur of (i) written notice from the Holder specifying what failure has occurred, or requesting that a specified failure be remedied or (ii) an executive officer of the Company becoming aware of such failure (an “Event of Non-Compliance”), the Holder shall be entitled to the remedies set forth in subsection (b) hereof.

(b)               Remedies.  On the occurrence of an Event of Non-Compliance, in addition to any remedies the Holder may have under applicable law the Holder may bring any action for injunctive relief or specific performance of any term or covenant contained herein, the Company hereby acknowledging that an action for money damages may not be adequate to protect the interests of the Holder hereunder.

8

SECTION 10.            Definitions.

As used herein, in addition to the terms defined elsewhere herein, the following terms shall have the following meanings.

“Aggregate Number” means (a) 20,936,854, or (b) 52,342.14 as of the effective time of the December 2012 Reverse Stock Split and thereafter, in each case subject to further adjustment as provided herein.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

“Cashless Exercise Shares” has the meaning set forth in Section 2(c).

“Commencement Date” has the meaning set forth in the Preamble.

“Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

“Company” has the meaning set forth in the Preamble.

“December 2012 Reverse Stock Split” has the meaning set forth in Section 6(f).

“Election to Purchase” has the meaning set forth in Section 2(a).

“Event of Non-Compliance” has the meaning set forth in Section 9(a).

“Exercise Amount” has the meaning set forth in Section 2(a).

“Exercise Price” means (a) $0.07 per share, or (b) $28.00 per share as of the effective time of the December 2012 Reverse Stock Split and thereafter, in each case subject to further adjustment as provided herein.

“Exercise Shares” has the meaning set forth in Section 2(c).

“Expiration Date” has the meaning set forth in the Preamble.

“Extraordinary Dividend” has the meaning set forth in Section 6(b)(ii).

9

“Fair Market Value Per Share” means, with respect to a share of Common Stock on any date: (a) if the shares are listed or admitted for trading on any national securities exchange or included in The NASDAQ National Market or NASDAQ SmallCap Market (or any successor thereto), the volume-weighted average of the last reported sales price as reported on such exchange or market over the twenty trading days immediately the event requiring such determination; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The NASDAQ National Market or NASDAQ SmallCap Market (or any successor thereto), the volume-weighted average of each of the last reported closing bid and asked quotation for the shares as reported on the OTC Bulletin Board, OTC Markets or other, similar over-the-counter market over the twenty trading days immediately preceding the event requiring such determination; and (c) if none of the foregoing apply, the Board of Directors shall determine in good faith the fair value of the Common Stock.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity or person exercising executive, legislative, judicial, arbitral, regulatory or administrative functions of or pertaining to government, regulation or compliance.

“Holder” or “Holders” means any holder of an interest in this Warrant or the outstanding Warrant Shares.

“Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, Governmental Authority, or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Principal Office” means the Company’s principal office as set forth in Section 16 hereof or such other principal office of the Company in the United States of America the address of which first shall have been set forth in a notice to the Holder.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder as the same shall be in effect at the time.

“Stock Combination” has the meaning set forth in Section 6(a)(i)(C).

“Stock Dividend” has the meaning set forth in Section 6(a)(i)(A).

“Stock Reclassification” has the meaning set forth in Section 6(a)(i)(D).

“Stock Subdivision” has the meaning set forth in Section 6(a)(i)(B).

“Transaction” has the meaning set forth in Section 6(c).

“Warrant” has the meaning set forth in Section 1(a).

“Warrant Shares” means (a) the shares of Common Stock issued or issuable upon exercise of this Warrant in accordance with its terms and (b) all other shares of the Company’s Capital Stock issued with respect to such shares by way of stock dividend, stock split or other reclassification, pursuant to Section 6, or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company’s Capital Stock.

10

SECTION	11. Survival of Provisions.

Notwithstanding the full exercise by the Holder of its rights to purchase Common Stock hereunder, the provisions of Sections 9 through 21 of this Warrant shall survive such exercise and the Expiration Date.

SECTION 12.            Delays, Omissions and Waivers.

It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder upon any breach or default of the Company under this Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  It is further agreed that any waiver, permit, consent or approval of any kind or character on the Holder’s part of any breach or default under this Warrant, or any waiver on the Holder’s part of any provisions or conditions of this Warrant must be in writing and that all remedies, either under this Warrant, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

SECTION 13.            Rights of Transferees.

Subject to Section 8, the rights granted to the Holder hereunder of this Warrant shall pass to and inure to the benefit of all subsequent transferees of all or any portion of this Warrant (provided that the Holder and any transferee shall hold such rights in proportion to their respective ownership of this Warrant and Warrant Shares) until extinguished pursuant to the terms hereof.

SECTION 14.            Captions.

The titles and captions of the Sections and other provisions of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant.

SECTION 15.            Notices.

All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

11

If to the Company:	Bonds.com Group, Inc. 1500 Broadway, 31st Floor New York, NY 10036 Attention: Chief Financial Officer Fax No: (212) 946-3999

With a copy to:	Hill Ward Henderson 3700 Bank of America Plaza 101 East Kennedy Boulevard Tampa, Florida 33602 Attention: Mark A. Danzi, Esq. Fax No.: (813) 221-2900

If to the Holder:	BR Trust c/o Mark G. Hollo P.O. Box 1380 Boynton Beach, Florida 33425

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

SECTION 16.            Successors and Assigns.

This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors or heirs and personal representatives and permitted assigns; provided, that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Holder except as otherwise expressly provided herein.

SECTION 17.            Governing Law, Jurisdiction, Jury Trial.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12

SECTION 18.            Severability.

If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.  The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

SECTION 19.            Entire Agreement.

This Warrant, together with the other Transaction Documents, contains the entire agreement among the parties with respect to the subject matter hereof and thereby supersedes all prior and contemporaneous agreements or understandings with respect thereto.

SECTION 20.            Headings.

The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 21.            No Strict Construction.

The Company and the Holder each acknowledge that they have been represented by counsel in connection with this Warrant, the other Transaction Documents and the transactions contemplated hereby and thereby.  The Company and the Holder have participated jointly in the negotiation and drafting of this Warrant and the other Transaction Documents.  In the event an ambiguity or question of intent or interpretation arises under any provision of this Warrant or any Transaction Document, this Warrant or such other Transaction Documents shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Warrant or any other Transaction Document.

SECTION 22.	Representations, Warranties and Covenants.

 The Company hereby represents, warrants and covenants to the Holder that, so long as the Holder holds this Warrant or any Warrant Shares, the Company will not, directly or indirectly, create or otherwise cause or suffer to exist or become effective any restriction or encumbrance on the ability of the Company to perform and comply with its obligations under this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.  SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by its duly authorized officers and its corporate seal to be affixed hereto as of the date below written.

DATED: March 6, 2013	BONDS.COM GROUP, INC.
By: /s/ John Ryan Name: John Ryan Title: Chief Financial Officer

EXHIBIT A

NOTICE OF EXERCISE; ELECTION TO PURCHASE

To:

1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise this Warrant with respect to ________ shares of Common Stock (the “Exercise Amount”).  Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

_______  Exercise for Cash

_______  Cashless Exercise

3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

(Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

(Address of Record Holder/Transferee)

4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

5. If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:

(Name of Record Holder/Transferee)

   and deliver such warrant to the following address:

(Address of Record Holder/Transferee)

(Signature)

(Date)

EXHIBIT B

REGISTRATION RIGHTS

The Company hereby grants Holder the following rights with respect to the registration of the Common Stock issuable upon exercise of the Warrant to which this Exhibit B is attached (the “Warrant”) and certain other shares of Common Stock held by Black-II Trust or Mark G. Hollo (the “Hollo Parties”). Capitalized terms used herein and not defined shall have the meanings given to them in the Warrant.

1.                  Definitions. As used herein, the following terms shall have the following meanings:

a.                  “1933 Act” means the Securities Act of 1933, as amended.

b.                  “1934 Act” means the Exchange Act of 1934, as amended.

c.                   “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

d.                  “Effective Date” means the date a Registration Statement is declared effective by the SEC.

e.                   “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

f.                   “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

g.                  “Registrable Securities” means (i) any shares of Common Stock issued or issuable upon exercise of the Warrant, and (ii) any shares of Common Stock that are held by the Hollo Parties as of the date of the Warrant; provided, however that no shares of Common Stock issued or issuable shall be deemed Registrable Securities from and after the date they may be sold without volume limitations pursuant to Rule 144 (or any successor thereto).

h.                  “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

i.                    “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

j.                    “SEC” means the United States Securities and Exchange Commission.

2.                  Registration.

a.                  Demand Registration. From and after the date that the Company is eligible to register the Registrable Securities on Form S-3 and thereafter until the earlier of such date as the Company is no longer eligible to register the Registrable Securities on Form S-3 or the date five (5) years after the date of the Warrant, if the Company receives a request from the Holder to register all of the Registrable Securities, then the Company shall, as soon as practicable and in any event within ninety (90) days after the date such request is given by the Holder, file a registration statement under the Securities Act on Form S-3 covering all Registrable Securities, subject to the limitations of Section 2(b).

b.                  Notwithstanding the foregoing obligations, if the Company furnishes to Holder a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred twenty (120) days after the request of the Holder is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred twenty (120) day period other than pursuant to a registration relating to the sale of securities to employees of the Company pursuant to a stock option, stock purchase, or similar plan; a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2(a) (x) during the period that is ninety (90) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (y) after the Company has effected one registration pursuant to Section 2(a), or (z) if the Registrable Securities may be sold by the Holder without volume limitations pursuant to Rule 144 (or any successor rule).

c.                   Piggy Back Registration Rights. If, at any time there is not an effective Registration Statement covering the Registrable Securities, and the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Holder a written notice of such determination at least twenty days prior to the filing of any such Registration Statement and shall automatically include in such Registration Statement all Registrable Securities for resale and offer on a continuous basis pursuant to Rule 415; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, (iii) Holder is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains, (iv) Holder is subject to all applicable laws relating to insider trading or similar restrictions; (v) if all of the Registrable Securities of the Holder cannot be so included due to Rule 415, then the Company may first reduce the number of the Holder’s Registrable Securities covered by such Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415; (vi) if the Registration Statement is for a third party, then the Company shall not be required to include the Registrable Securities in such Registration Statement if not permitted by any agreement with such third party existing prior to the date hereof; and (vii) the Company shall not be required to include any such Registrable Securities in such Registration Statement if they may be sold by the Holder without volume limitations pursuant to Rule 144 (or any successor thereto).

3.                  Registration Procedures. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.                  The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which Holder may sell all of the Registrable Securities covered by such Registration Statement without volume restrictions pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act and is not otherwise prohibited by the SEC or any statute, rule, regulation or other applicable law from selling any such Registrable Securities pursuant to such Rule or (ii) the date on which Holder shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall use commercially reasonable efforts to ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

b.                  The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c.                   The Company shall furnish to the Holder, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by Holder, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by Holder.

d.                  The Company shall use commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Holder of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Holder of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e.                   The Company shall notify Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(l), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Holder (or such other number of copies as Holder may reasonably request).

f.                   The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Holder of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.                  The Company shall notify Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(l), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Holder (or such other number of copies as Holder may reasonably request).

h.                  The Company shall hold in confidence and not make any disclosure of information concerning Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to Holder and allow Holder, at Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i.                    The Company shall cooperate with Holder and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as Holder may reasonably request and registered in such names as Holder may request.

j.                    If requested by Holder, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as the Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by Holder holding any Registrable Securities.

k.                  The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

l.                    Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify Holder in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to Holder) and the date on which the Grace Period will begin, and (ii) notify Holder in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed sixty (60) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of one hundred twenty (120) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date Holder receives the notice referred to in clause (i) and shall end on and include the later of the date Holder receives the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(g) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of Holder in connection with any sale of Registrable Securities with respect to which Holder has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirements exists), prior to Holder’s receipt of the notice of a Grace Period and for which Holder has not yet settled.

4.                  Obligations of Holder.

a.                  At least five Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify Holder in writing of the information the Company requires from Holder if Holder elects to have any of Holder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of Holder that Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.                  Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless Holder has notified the Company in writing of Holder’s election to exclude all of Holder’s Registrable Securities from such Registration Statement.

c.                   Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or the first sentence of Section 3(f), Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of Holder in connection with any sale of Registrable Securities with respect to which Holder has entered into a contract for sale prior to Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which Holder has not yet settled.

d.                  Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.                  Expenses of Registration. All reasonable expenses, other than underwriting discounts, commissions and stock transfer taxes with respect to the Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to Section 2, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. Holder shall be responsible for fees and expenses of its own counsel.

6.                  Other Registration Rights. The foregoing registration rights are in addition to, and shall not be exclusive of or in any way replace or amend, any other registration rights which Holder may be entitled to.

* * * * *